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Exhibit 10.30.3

Schedule identifying substantially identical agreements to the Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement.

1.
The Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2002 by and among Homer City OL1 LLC and Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank and agent, in an amount of up to $13,087,509.12.

2.
The Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2002 by and among Homer City OL2 LLC and Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank and agent, in an amount of up to $8,725,006.08.

3.
The Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2002 by and among Homer City OL3 LLC and Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank and agent, in an amount of up to $4,362,503.04.

4.
The Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2002 by and among Homer City OL4 LLC and Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank and agent, in an amount of up to $4,362,503.04.

5.
The Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2002 by and among Homer City OL5 LLC and Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank and agent, in an amount of up to $4,362,503.04.

6.
The Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2002 by and among Homer City OL6 LLC and Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank and agent, in an amount of up to $4,362,503.04.

7.
The Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2002 by and among Homer City OL7 LLC and Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank and agent, in an amount of up to $2,181,251.52.

8.
The Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2002 by and among Homer City OL8 LLC and Westdeutsche Landesbank Girozentrale, New York Branch, as issuing bank and agent, in an amount of up to $2,181,251.52.

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  Exhibit 10.30.3